Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Execution Version

JOINT VENTURE RESTRUCTURE AGREEMENT
Dated as of January 29, 2009
by and among
TOSHIBA CORPORATION,
SANDISK (IRELAND) LIMITED,
SANDISK (CAYMAN) LIMITED,
SANDISK CORPORATION,
FLASH PARTNERS LIMITED,
and
FLASH ALLIANCE LIMITED

i

This JOINT VENTURE RESTRUCTURE AGREEMENT (this “Agreement”), dated as of January 29, 2009, is entered into by and among, on one side, TOSHIBA CORPORATION, a Japanese corporation (“Toshiba”), and, on the other side, SANDISK CORPORATION, a Delaware corporation (“SanDisk Corporation”), SANDISK (CAYMAN) LIMITED, a company organized under the laws of the Cayman Islands (“SanDisk Cayman”) and SANDISK (IRELAND) LIMITED, a company organized under the laws of the Republic of Ireland (“SanDisk Ireland,” and collectively with SanDisk Corporation and SanDisk Cayman, “SanDisk”), FLASH PARTNERS LIMITED, a tokurei yugen kaisha organized under the laws of Japan (“FP”), and FLASH ALLIANCE LIMITED, a tokurei yugen kaisha organized under the laws of Japan (“FA” and, together with FP, the “JVs” or “Joint Ventures” and the Joint Ventures together with SanDisk and Toshiba, the “Parties”).
WHEREAS, pursuant to that certain Flash Partners Master Agreement (the “FP Master Agreement”) by and among Toshiba, SanDisk Corporation and SanDisk Cayman, dated as of September 10, 2004 and the agreements referenced therein (the “FP Agreements”), the Parties have had a collaboration for development and manufacture of Y3 NAND Flash Memory Products (as defined in the FP Agreements);
WHEREAS, pursuant to that certain Flash Alliance Master Agreement (the “FA Master Agreement”) by and among Toshiba, SanDisk Corporation and SanDisk Ireland, dated as of July 7, 2006 and the agreements referenced therein (the “FA Agreements”), the Parties have had a collaboration for development and manufacture of Y4 NAND Flash Memory Products (as defined in the FA Agreements);
[***];
WHEREAS, pursuant to that certain 3D Collaboration Agreement by and between Toshiba and SanDisk Corporation, dated as of June 13, 2008 (the “3D Collaboration Agreement”), the Parties have expanded the collaboration to include 3D Memory Products as that term is defined in the 3D Collaboration Agreement (“3D Memory Products”), and the Patent Cross License Agreement between Toshiba and SanDisk Corporation, dated as of July 30, 1997, as amended (the “Cross License Agreement”) (collectively, the FP Agreements, the FA Agreements, [***], the 3D Collaboration Agreement and the Cross License Agreement, are from time to time referred to herein as the “Joint Venture Agreements”);
WHEREAS, the Parties have entered into a non-binding memorandum of understanding dated as of October 20, 2008 to restructure and amend the Joint Venture Agreements in part and to provide for the acquisition by Toshiba of certain capacity and equipment in connection with the production of NAND Flash Memory Products at the Joint Ventures; and
WHEREAS, in order to realize these goals, the Parties desire to consummate or cause to be consummated the Transactions described in this Agreement and an Equipment Purchase Agreement substantially in the form of the attached Exhibit A (the “Equipment Purchase Agreement”), a SanDisk Foundry Agreement substantially in the form of the attached Exhibit B (the “Foundry Agreement”) and any other transactions which the Parties may from time to time consider necessary or appropriate to carry out the intent of the Parties as expressed herein and therein.
NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the Parties hereby agree as follows:

1.    Definitions.

1.1    The following capitalized terms used in this Agreement shall have the respective meanings assigned in this Agreement:

Term	Defined In
3D Collaboration Agreement	Recitals
3D Memory Products	Recitals
[***]	Section 5.4(b)
[***]	Section 7.3
Agreement	Heading
[***]	Section 4.1(d)(iii)
[***]	Section 6.1(a)(iii)
[***]	Section 4.1(d)(ii)
Cross License Agreement	Recitals
Equipment	Section 2.1(a)(i)
Equipment Purchase Agreement	Recitals
FA	Heading
FA Agreements	Recitals
FA Master Agreement	Recitals
[***]	Section 5.4(a)(i)
Foundry Agreement	Recitals
FP	Heading
FP Agreements	Recitals
FP Master Agreement	Recitals
Governmental Authority	Section 8.3
[***]	Schedule 4.1(a)
[***]	Section 4.1(a)
[***]	Schedule 4.1(a)
[***]	Recitals
Joint Venture Agreements	Recitals
Joint Ventures	Heading
JV	Heading
[***] (JV Adjusted Capacity Ratio)	Schedule 4.1(b)(ii)
[***] (JV Capacity Ratio)	Schedule 4.1(b)(i)

[***] (JV Equivalent Lot Capacity)	Schedule 4.1(b)(i)
[***]	Schedule 4.1(b)(ii)
Lien	Section 8.3
[***]	Section 4.1(d)(iv)
Parties	Heading
Person	Section 8.3
SanDisk	Heading
SanDisk Cayman	Heading
SanDisk Corporation	Heading
SanDisk Ireland	Heading
[***] (SanDisk Option)	Section 7.2(a)
[***] (SanDisk Option Exercise Notice)	Section 7.2(b)
[***]	Section 5.6(a)
Toshiba	Heading
[***]	Schedule 4.1(b)(ii)
[***]	Section 5.2(a)
[***]	Schedule 4.1(b)(i)
[***]	Schedule 4.1(b)(i)
[***]	Schedule 4.1(b)(ii)
[***]	Schedule 4.1(b)(i)
[***]	Section 4.1(d)(i)
Transaction Agreements	Section 2.1(a)
Transactions	Section 2.1(a)
[***]	Section 5.4(a)(ii)
[***]	Section 4.1(d)(i)

1.2    Interpretation. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed, as the context indicates, to be followed by the words “but (is/are) not limited to.” Wherever in this Agreement words indicating the plural number appear, such words will be considered as words indicating the singular number and vice versa where the context indicates the propriety of such use.
1.3    The term “Rules of Construction and Documentary Convention” as used in this Agreement means those certain Rules of Construction and Documentary Convention attached to the FP Master Agreement and the FA Master Agreement, as applicable, commencing from Section 2.1 therein.
1.4    The term “R/W” as used in this Agreement refers to certain 3D Memory Products and has the meaning set forth in the 3D Collaboration Agreement.

1.5    The term “NAND” as used in this Agreement means NAND Flash Memory Products.
1.6    The term [***] as used in this Agreement means (i) the requirements of [***] of the FP Master Agreement, (ii) the requirements of [***] of the FA Master Agreement and (iii) the [***].
1.7    The term “Y3 Facility” as used in this Agreement means that facility located at Yokkaichi, Mie, Japan which, following the consummation of the Transactions, shall consist of FP equipment and production and Toshiba equipment and production.
1.8    The term “Y4 Facility” as used in this Agreement means that facility located at Yokkaichi, Mie, Japan which, following the consummation of the Transactions, shall consist of FA equipment and production and Toshiba equipment and production.
1.9    Capitalized terms not otherwise set forth in this Section 1 shall have the meanings assigned to them in the Equipment Purchase Agreement, the FP Agreements, the FA Agreements and/or the 3D Collaboration Agreement as the context requires.
2.    Transactions.

2.1    Transactions and Deliveries.
(a)    Basic Transactions. Subject to and on the terms and conditions set forth in this Agreement, the Equipment Purchase Agreement, the Foundry Agreement, any amendments to the Joint Venture Agreements including any Joint Venture equipment lease agreements and other agreements signed of even date herewith (collectively, the “Transaction Agreements”) the Parties agree to effect the transactions set forth in this Section 2.1 (the “Transactions”), all of which shall be considered binding as of, and to occur on, the date hereof unless the date for actual performance is otherwise stipulated:
(i)    Committed Capacity Transfer. Toshiba shall acquire approximately [***] of the current production capacity of each of FP and FA for NAND Memory Products as set forth in Article 4 below; and
(ii)    Toshiba Equipment Purchase. Upon the terms and conditions set forth in the Equipment Purchase Agreement, Toshiba shall acquire owned equipment representing approximately [***] of the capacity of each of FP and FA and leased equipment representing approximately [***] of the capacity of each of FP and FA (the “Equipment”).
(iii)    Foundry Option. Toshiba and SanDisk shall enter into the Foundry Agreement pursuant to which, until [***], SanDisk will have the right to purchase NAND Memory Products on the terms and conditions set forth therein.
(iv)    SanDisk Conversion Option. Subject to Toshiba’s consent, to be granted or withheld at the time of exercise, SanDisk will have the option to cause FP and FA to reacquire a portion of the production capacity and Equipment being transferred to Toshiba pursuant to this Agreement and the Equipment Purchase Agreement, as set forth in Section 7.2 below.
(v)    Amendment to Joint Venture Agreements. The Parties agree that the Joint Venture Agreements are hereby amended to the extent necessary to conform to the provisions set forth herein.
(vi)    Transfer of Additional Capacity to Toshiba. The Parties may, if mutually agreed in [***], effect the transfer to Toshiba of additional capacity and owned equipment as provided in and subject to Section 7.3.
(vii)    JV Ownership Interest Remains Unchanged. For the avoidance of doubt, nothing in this Agreement shall affect the Parties’ equity interests in each of FP and FA (i.e. 50.1% for Toshiba and 49.9% for SanDisk).
(b)    Deliveries. Each of the relevant Parties agrees to make the following deliveries to the other Parties at the time of the execution of this Agreement:
(i)    Counterpart originals of this Agreement duly executed by each of the Parties as of the date hereof concurrently with the execution of this Agreement;
(ii)    Counterpart originals of the Equipment Purchase Agreement duly executed as of the date hereof concurrently with the execution and delivery of this Agreement; and
(iii)    Counterpart originals of the Foundry Agreement (as provided for in Section 7.1 below) duly executed by the Parties as of the date hereof concurrently with the execution and delivery of this Agreement.
3.    Capital Equipment Acquisition Transactions

3.1    Capital Equipment Purchase by Toshiba. Upon the terms and subject to the conditions set forth in the Equipment Purchase Agreement, Toshiba shall acquire the Equipment.
3.2    Use of Proceeds by Joint Ventures. The Parties shall cause each of FP and FA upon receipt of proceeds to payoff or pay down (on an equal pro-rata basis) loans from its shareholders with the proceeds realized from the sale of the

Equipment. Subject to further mutual agreement of the Parties, any remaining funds will be retained in FP and FA for technology transitions and capacity expansions, or otherwise used to return equity investments made in FP and FA by the shareholders.
4.    Allocation of Capacity to Toshiba

4.1    Allocation of Current Capacity to Toshiba; Allocation of Fab Lot Output.
(a)    Initial Toshiba Capacity. Pursuant to the implementation schedule set forth in Section 4.1(c) below, the Parties shall allocate to Toshiba, and Toshiba shall acquire, approximately [***] of the pre-restructuring production capacity (and related Equipment) from each of FP and FA, [***]. Such initial allocation in the percentages set forth on Schedule 4.1(a) shall be referred to herein as the [***].
(b)    Output Allocation.
(i)    Except as described in Section 4.1(b)(ii), the actual monthly lot output from each of the Y3 Facility and the Y4 Facility shall be allocated between Toshiba and FP or FA, as applicable, based on [***] and the applicable [***], as set forth in Schedule 4.1(b)(i).
(ii)    During any month during which the planned production of any of FP, FA or the Toshiba Capacity, as applicable, [***], as defined in Schedule 4.1(b)(i), the Parties (as between the Joint Ventures and Toshiba) shall be [***].
(c)    Implementation Schedule. The capacity associated with each Equipment transfer contemplated by the Equipment Purchase Agreement shall transfer at the time of Toshiba’s acquisition of the related Equipment, subject, however, to Section 3.6 of the Equipment Purchase Agreement. Subject to Sections 3.6 and 3.7(a) of the Equipment Purchase Agreement, depreciation and lease costs associated with the transferred equipment or capacity shall be borne by Toshiba immediately after the date of Toshiba’s acquisition of the related Equipment.
(d)    Work in Process Inventory. [***].
(i)    [***].
(ii)    [***].
(iii)    [***].
(iv)    [***].
5.    Modification of Joint Venture Agreements, Future Technology Transaction and Expansion of Capacity
5.1    Operations.

(a)    No Operational Effects from Toshiba Capacity.
(i)    Except as otherwise provided in or necessary to implement the Transaction Agreements, the FA, FP and Toshiba Capacity equipment in the Y3 and Y4 Facilities will be [***]. There will be no change in the fabs’ operating methods, engineering, production control processes, access, financial, investment or operational transparency, or otherwise as a result of the inclusion of the Toshiba Capacity in the Y3 Facility and the Y4 Facility.
(ii)    For the Toshiba Capacity in the Y3 and Y4 Facility, Toshiba will provide to the applicable Joint Venture [***], including but not limited to [***]. Notwithstanding the foregoing, Toshiba shall have sole discretion over the use and disposition of the equipment representing the Toshiba Capacity, provided [***].
(b)    Improvements Not Related to Expansion. To the extent practical and commercially feasible, each of the Parties shall use commercially reasonable efforts to enhance the [***] of the Y3 and Y4 Facilities.
(c)    Incentives. All governmental incentives (financial or otherwise) received with respect to the Y4 Facility (including any Toshiba Capacity) shall be disclosed and the Parties will discuss such incentives and the sharing thereof based on the type of incentives.
5.2    Expansion and Transition of Capacity.
(a)    General Rule; [***] Expansion. Except as provided in this Section, the terms of Section 6.3(c)(iv) of the FP Master Agreement and Section 6.5(c)(iv) of the FA Master Agreement will apply to [***] within FP, FA and other facilities. [***]
(b)    Technology Transitions. The Joint Ventures shall be given priority for any technology transition. Should either FP or FA not accept any proposal for a NAND technology transition, the non-rejecting Party (as between SanDisk and Toshiba) shall be able to implement such technology transition on its capacity and [***]. Subject to the foregoing priority granted to the Joint Ventures, nothing in this Agreement shall in any way limit Toshiba’s ability to implement NAND technology transitions within the Toshiba Capacity, which shall be made in Toshiba’s sole discretion.
5.3    Effect on [***]; Priority; Proprietary Products.
(a)    [***].
(b)    Priority.
(i)    Section 6.4(a)(ii) of the FP Master Agreement and Section 6.6(a)(ii) of the FA Master Agreement are each hereby amended such that each of

Sub-section 6.4(a)(ii)(B) in the FP Master Agreement and Sub-section 6.6(a)(ii)(C) in the FA Master Agreement shall be replaced with
[***].
(ii)    Section 6.4(a)(i) of the FP Master Agreement and Section 6.6(a)(i) of the FA Master Agreement are each hereby amended such that each of Sub-section 6.4(a)(i)(C) in the FP Master Agreement and Sub-section 6.6(a)(i)(D) in the FA Master Agreement shall be replaced with
[***].
(c)    Proprietary Products. [***].
5.4    Effect on Costs.
(a)    [***] Manufacturing Costs. All costs of manufacturing shall be [***].
(i)    [***].
(ii)    [***].
(b)    [***].
(c)    The Joint Ventures shall not be responsible or invoiced for [***]. Any other [***] shall be subject to mutual good faith discussion and agreement regarding the terms by which [***] shall be borne by the applicable Joint Venture.
(d)    Cost benefits associated with [***] will be discussed by the Parties [***] and mutually agreed by the Parties.
5.5    [***].
(a)    For [***] for the Y3 or Y4 Facility that are owned by the applicable Joint Venture as of the date hereof, [***], within [***] of each Closing under the Equipment Purchase Agreement, [***].
(b)    For [***] for the Y3 or Y4 Facility that will be [***], the Parties agree that:
(i)    For such [***] related to [***]; and
(ii)    Each Party (as between Toshiba and SanDisk) shall be solely responsible for the purchase of [***].
5.6    [***].
(a)    On [***], Toshiba shall sell to the applicable Joint Venture, and such Joint Venture shall purchase from Toshiba, the portion of the then existing [***]. Payment for such [***] shall be made by SanDisk and Toshiba to the applicable

Joint Ventures, pursuant to invoices from the Joint Ventures, no later than [***], and the Joint Ventures [***].
(b)    [***], shall sell to each of the Joint Ventures, and each of the Joint Ventures shall purchase [***] and [***] allocable to such Joint Venture [***]. Payment for such [***] shall be made by SanDisk and Toshiba to the applicable Joint Venture, pursuant to a payment mechanism and schedule to be agreed between the Parties, provided that payment shall occur [***].
6.    [***].
7.    Foundry and Conversion Options; Additional Capacity Transfer

7.1    Foundry Option. Toshiba and SanDisk shall enter into the Foundry Agreement which shall provide for a foundry arrangement between the Parties until [***].
7.2    Conversion Option.
(a)    [***].
(b)    [***].
(c)    [***].
7.3    [***].
8.    Representations and Warranties of Each of the Parties

Each Party, severally and not jointly, represents and warrants to each other Party that the following are true and correct as of the date hereof:
8.1    Organization and Standing. It is duly organized and validly existing and, where applicable, in good standing under the laws of the jurisdiction in which it is organized.
8.2    Authority; Enforceability. It has the requisite corporate or equivalent power and authority to enter into this Agreement, to execute any certificates or other instruments to be executed by it in connection with the Transactions, and otherwise carry out the Transactions. All corporate or equivalent proceedings required to be taken by it to authorize the execution, delivery and performance of this Agreement, and any such certificates and instruments, and the consummation of the Transactions, have been or will be as of the Closing properly taken. This Agreement has been duly and validly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.

8.3    No Conflict. The execution, delivery and performance of this Agreement by it do not and will not (a) breach, violate or conflict with any provision of its charter documents as amended to date, (b) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to it, or (c) result in the creation or imposition of any Lien (other than as may result from the actions contemplated by the Equipment Purchase Agreement)on any of the Purchased Assets. No consent, approval or authorization of, or filing with, any Governmental Authority, or any other Person, is required to be made or obtained by it in connection with the execution, delivery and performance by it of this Agreement and the consummation by it of the Transactions. The term “Lien” as used in this Agreement means any lien, pledge, hypothecation, security interest, claim, lease, charge, option, right of first refusal, transfer restriction, encumbrance or any other restriction or limitation whatsoever. The term “Person” as used in this Agreement means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity. The term “Governmental Authority” as used in this Agreement means any court, tribunal, arbitrator or any government or political subdivision thereof, whether foreign, federal, state or county, or any agency, authority, official or instrumentality of such government or political subdivision.
8.4    Brokers’ or Finders’ Fees. It has not incurred and will not incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any certificates and instruments executed or contemplated to be executed by the Parties. It has not taken any action or entered into any agreement or understanding that will cause any other Party to incur any of the foregoing liabilities.
8.5    Litigation. There is no Action pending, or, to its knowledge, threatened, or directly relating to the Transactions and which, if successful, would materially impair such Party’s ability to consummate the Transactions. There is no judgment, order, writ or decree that substantially restrains its ability to consummate the Transactions.
9.    Additional Matters

9.1    [***].
9.2    Insurance. Toshiba shall continue to maintain insurance policies as contemplated under Section 7.5(d) of the FP Master Agreement and Section 7.5(d) of the FA Master Agreement covering the entire business of the Joint Ventures and the Toshiba Capacity, provided that [***].
9.3    Environmental Liabilities. The Environmental Indemnification Agreements with respect to FA and FP in effect shall continue in effect without amendment, except that, beginning on the earlier of [***] (i) Toshiba shall be responsible for its share of liability for Environmental Costs (as defined in the Environmental Indemnification Agreements) [***]FA and/or FP, as applicable, at the time of the contamination or release, if determinable, and (ii) if the time of such contamination or release is not determinable, the liability for Environmental Costs shall be allocated [***] of NAND Flash production through the time of discovery of such contamination or release.
9.4    Further Assurances; Cooperation. Each of the Parties shall from time to time, at the reasonable request of the other Parties, and without further consideration (unless otherwise provided for under this Agreement), execute and deliver such instruments, cooperate and take such actions (as a member of the FP and FA joint ventures or otherwise) as may be reasonably necessary to effectuate the Transactions.
10.    Miscellaneous

10.1    Entire Agreement. This Agreement, together with the exhibits, schedules, appendices and attachments hereto, the Joint Venture Agreements (as and if amended hereby) and the other Transaction Agreements constitute the entire agreement of the Parties to this Agreement with respect to the subject matter hereof and supersede all prior written and oral agreements and understandings with respect to such subject matter.
10.2    Precedence. The terms and provisions of this Agreement are binding on the Parties. To the extent that a provision in this Agreement or another Transaction Agreement expressly conflicts with a Joint Venture Agreement, then the provisions of this Agreement shall control; provided however, that unless otherwise provided herein, the provisions of the Joint Venture Agreements remain in effect.
10.3    Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made and to be performed entirely within such state without regard to the conflict of laws principles of such state.
10.4    Remedies; Rules of Construction and Documentary Convention. The Parties agree that the Rules of Construction and Documentary Convention set forth in each of the Joint Venture Agreements shall apply in the event that a dispute arises out of or relates to this Agreement or a particular Joint Venture Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

“FP” FLASH PARTNERS LIMITED By /s/ Yasuo Naruke Name Yasuo Naruke Title Representative director	“FA” FLASH ALLIANCE LIMITED By /s/ Yasuo Naruke Name Yasuo Naruke Title Representative director

“TOSHIBA” TOSHIBA CORPORATION By /s/ Shozo Saito Name Shozo Saito Title Corporate Senior Vice President President and CEO Semiconductor Company	“SANDISK CORPORATION” SANDISK CORPORATION By /s/ Sanjay Mehrotra Name Sanjay Mehrotra Title President and Chief Operating Officer

“SANDISK CAYMAN” SANDISK (CAYMAN) LIMITED By /s/ Judy Bruner Name Judy Bruner Title Director	“SANDISK IRELAND” SANDISK (IRELAND) LIMITED By /s/ Sanjay Mehrotra Name Sanjay Mehrotra Title Director

[Signature page to Joint Venture Restructure Agreement]

Schedule 4.1(a)
[***]

Schedule 4.1(b)(i)
[***]

Schedule 4.1(b)(ii)
[***]

Schedule 5.4(a)(i)
[***]

Schedule 5.4(a)(ii)
[***]

Schedule 5.4(b)-1
[***]

Schedule 5.4(b)-2
[***]